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                                                                   EXHIBIT 23.1c

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the use in this Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-88019) of our report dated October 25, 1999, relating to the financial statements of RxList.com, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

San Jose, California

November 8, 1999